Supplement Dated January 8, 2019
To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 1, 2019, for the JNL/Mellon Capital European 30 Fund, in the section entitled, "Additional Information About Each Fund," under "Principal Investment Strategies," please delete the fourth paragraph in its entirety.

This supplement is dated January 8, 2019.